EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of OMNI SHRIMP, INC. (the "Company") on Form 10-K for the period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip E. Jennings, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2017	By:	/s/ Colm Wrynn
Name: Colm Wrynn
Title: Chief Executive Officer (Principal Executive Officer) and Principal Financial Officer